                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIESEXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement

[X] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                FMC CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                FMC CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4) Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, schedule or registration statement no.:

  (3) Filing party:

  (4) Date filed:

                                                                      LOGO

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               Chicago, Illinois
                                                                  March 10, 1994

To the Stockholders:

The Annual Meeting of the Stockholders of FMC Corporation (the "Company") will be held at the Indiana Room on Lower Level One, Amoco Building, 200 East Randolph Drive, Chicago, Illinois, on Friday, April 15, 1994, at 2:00 p.m. for the following purposes:

  1. To elect four directors of the Company for a term expiring at the 1997 Annual Meeting of Stockholders;

  2. To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for fiscal year 1994; and

  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 25, 1994, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement thereof. A complete list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting at the principal executive office of the Company located at 200 East Randolph Drive, Chicago, Illinois, for a period of 10 days prior to the meeting.

IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                  By order of the Board of Directors

                                  Robert L. Day
                                  Secretary

- --------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 Solicitation..............................................................   1
    I. Election of Directors..............................................    1
       Nominees for Director..............................................    2
       Directors Continuing in Office.....................................    4
       Information Concerning the Board of Directors......................    8
   II. Ratification of Selection of Independent Auditors..................   13
  III. Executive Compensation.............................................   13
   IV. Vote Required......................................................   20
    V. Compliance with Section 16(a) of the Securities Exchange Act.......   21
   VI. Proposals for 1995 Annual Meeting..................................   21
  VII. Other Matters......................................................   21

                                                                      LOGO

- --------------------------------------------------------------------------------
PROXY STATEMENT

FMC Corporation
200 East Randolph Drive
Chicago, Illinois 60601

                                                                  March 10, 1994

SOLICITATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMC Corporation, a Delaware corporation ("FMC" or the "Company") from holders of the Company's outstanding shares of common stock, par value of $.10 per share (the "Common Stock") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice. Proxies furnished may be revoked by a stockholder at any time prior to their use, and the shares represented by the proxies received will be voted as directed. If no direction is given, the shares will be voted as recommended by the Board of Directors.

The Company will pay all expenses connected with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph or personal call without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy material for beneficial owners.

Only holders of record of Common Stock at the close of business on February 25, 1994, are entitled to vote at the Annual Meeting. On that date there were issued and outstanding 36,263,679 shares of Common Stock. Each of such shares is entitled to one vote.

The Annual Report of the Company for the year 1993, including financial statements, and this proxy statement and accompanying form of proxy were mailed on March 10, 1994, to all stockholders of record as of February 25, 1994.

I. ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for three classes of directors of as nearly equal size as possible. The term of each class of directors is three years, and the term of one class expires each year in rotation. The term of the directors comprising Class II expires at the 1994 annual meeting of the Company's stockholders.

At the present time it is intended that shares represented by the proxies received will be voted for the election of Messrs. Brady, Malott and Yeutter, and Dr. Buffler, the persons nominated by the Board, for a three-year term expiring at the 1997 annual meeting of stockholders. The nominees currently are all members of Class II.

- --------------------------------------------------------------------------------

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee should become unavailable, for reasons not now known, the proxies may be voted for another person nominated by the present Board of Directors to fill the vacancy, or the size of the Board may be reduced.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS II DIRECTORS OF THE COMPANY.

NOMINEES FOR DIRECTOR
CLASS II--FOR A TERM EXPIRING IN 1997

- --------------------------------------------------------------------------------

               Name: Larry D. Brady
               Principal Occupation: President, FMC Corporation
               Age: 51
               Director Since: 1989


Mr. Brady was elected President of FMC Corporation in October 1993 and served as Executive Vice President since September 1989. He also serves as Chairman and Chief Executive Officer of FMC's 79-percent-owned FMC Gold Company, a position he assumed in November 1991. He joined FMC in 1978 as Planning Director of Special Products Group and held several management positions over the next few years. He was elected a Vice President of the corporation in 1984, and from 1983 to 1988 he served as General Manager of FMC's Agricultural Chemical Group. Prior to joining FMC, Mr. Brady held senior management positions at TRW Inc. and Beatrice Foods Company. He serves on the Executive Committee of the National Association of Manufacturers, the Board of Directors of the Museum of Science and Industry, and the Board of Governors of the Illinois Council on Economic Education and the Food Industries International Trade council.

- --------------------------------------------------------------------------------

                                                                      LOGO

- --------------------------------------------------------------------------------

               Name: Patricia A. Buffler
               Principal Occupation: Dean, Professor of Epidemiology, School
                 of Public Health, University of California, Berkeley

               Age: 55
               Director Since: 1994

Dr. Buffler has served in her current position since 1991. From 1979 until 1991 she was associated with the University of Texas Health Sciences Center at Houston, School of Public Health, where she held numerous positions, including Associate Dean for Research (1980-84), Director of the Southwest Center for Occupational and Environmental Health (1988) and as the Ashbel Smith Professor in Public Health (1989). She received her BSN from Catholic University of America in 1960, a master's degree in public health and epidemiology and a PhD in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Center for Occupational Safety and Health, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council/National Academy of Sciences. She also is President of the International Society of Environmental Epidemiology.

- --------------------------------------------------------------------------------

               Name: Robert H. Malott
               Principal Occupation: Chairman of the Executive Committee and
                 Former Chairman of the Board and Chief Executive Officer, FMC Corporation
               Age: 67
               Director Since: 1970


Mr. Malott joined FMC Corporation in 1952 and retired in October 1991 after serving as Chairman and Chief Executive Officer since 1973. He is also on the Board of Amoco Corporation, United Technologies Corporation, RBX Corporation and Swiss Bank Corporation (Council of International Advisors). He is on the Board of The National Museum of Natural History (Chairman), the Aspen Institute, the Lyric Opera of Chicago, the National Park Foundation, American Enterprise Institute, the Hoover Institution, The Business Council, the University of Chicago, Argonne National Laboratories and the Illinois Business Roundtable (Policy Committee).

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

               Name: Clayton Yeutter
               Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 63
               Director Since: 1993


Mr. Yeutter originally joined FMC's Board in 1991 and resigned in 1992 to accept a position as Counselor to the President of the United States for Domestic Policy. He was appointed chairman of the Republican National Committee in 1991 after serving as Secretary of Agriculture from 1989. From 1985 to 1989, Mr. Yeutter served as U.S. Trade Representative. Prior to that, he was President and Chief Executive Officer of the Chicago Mercantile Exchange since 1978. He was a senior partner of the law firm of Nelson, Harding, Yeutter & Leonard in Lincoln, Nebraska during 1977-78. He served as Deputy Special Trade Representative from 1975 to 1977. Mr. Yeutter earlier held several additional positions with the Department of Agriculture and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Conagra Inc., Caterpillar Inc., BAT Industries and the Oppenheimer Funds group of investment companies.

- --------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE
CLASS III--TERM EXPIRING IN 1995

- --------------------------------------------------------------------------------

               Name: B. A. Bridgewater, Jr.
               Principal Occupation: Chairman of the Board, President and
                 Chief Executive Officer, Brown Group, Inc.
               Age: 59
               Director Since: 1979


Mr. Bridgewater became Chairman and Chief Executive Officer of Brown Group, Inc., in March 1985. Brown Group is a diversified manufacturer and retailer of footwear and specialty apparel. Mr. Bridgewater became the company's Chief Executive Officer in June 1982, served as President from 1979 to 1987 and in 1990 resumed the presidency of the company. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was a Director of McKinsey & Company, Inc. He served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is a director of McDonnell Douglas Corporation, ENSERCH Corporation and Boatmen's Bancshares, Inc. He is a Trustee of Washington University in St. Louis.

- --------------------------------------------------------------------------------

                                                                      LOGO

- --------------------------------------------------------------------------------

               Name: Paul L. Davies, Jr.
               Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 63
               Director Since: 1965


Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is a Director of FMC Gold Company and Sumitomo Bank of California, President of The Herbert Hoover Foundation, Inc., Member of the Board of Overseers of the Hoover Institution and an Honorary Trustee of the California Academy of Sciences.

- --------------------------------------------------------------------------------

               Name: William F. Reilly
               Principal Occupation: Chairman and Chief Executive Officer of
                 K-III Communications Corp., a private investment and business development firm
               Age: 55
               Director Since: 1992


Mr. Reilly is a founding partner of K-III Communications Corp. He has served as Chairman and Chief Executive Officer of the firm since February 1990. From 1980 to 1990 he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was withW.R. Grace since 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Liberal Arts Board of Notre Dame University.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

               Name: James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 57
               Director Since: 1991


Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his term as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of Chicago & Northwestern Holding Corporation, the Chicago Board of Trade, the Chicago Sun Times Company, Prime Retail, Inc. and Pechiney, Int. He serves on the Boards of the Chicago Historical Society, the Museum of Contemporary Art, the National Trust for Historic Preservation, the Lyric Opera, the Illinois Math & Science Academy and the Illinois Academy of Fine Arts.

- --------------------------------------------------------------------------------

CLASS I--TERM EXPIRING IN 1996

- --------------------------------------------------------------------------------

               Name: William W. Boeschenstein
               Principal Occupation: Retired Chairman of the Board and Chief
                 Executive Officer, Owens-Corning Fiberglas Corporation
               Age: 68
               Director Since: 1975


Mr. Boeschenstein retired as Chairman and Chief Executive Officer of Owens-Corning Fiberglas Corporation in 1990. He was named Chairman of the company in November 1981. He became Chief Executive Officer in January 1973 and was named President and Chief Operating Officer in August 1971. Mr. Boeschenstein joined Owens-Corning Fiberglas in 1950 and held a series of sales, marketing and management positions. He became a Vice President of the company in 1959. Mr. Boeschenstein is a Director of Owens-Corning Fiberglas and Prudential Insurance Company of America.

- --------------------------------------------------------------------------------

                                                                      LOGO

- --------------------------------------------------------------------------------

               Name: Robert N. Burt
               Principal Occupation: Chairman of the Board and Chief Executive
                 Officer, FMC Corporation
               Age: 56
               Director Since: 1989


Mr. Burt is Chairman of the Board and Chief Executive Officer of FMC Corporation. He joined FMC in 1973 and held a series of management positions over the next few years. He was appointed General Manager of the Company's Agricultural Chemical Group in 1977 and became General Manager of the Company's Defense Systems Group in 1983. Mr. Burt was elected a Vice President of the Company in 1978 and Executive Vice President in September 1988. He became President of the corporation in March 1990, and Chairman and Chief Executive Officer in November 1991 and resigned as President in 1993 upon the election of Mr. Brady to that office. Mr. Burt served concurrently as Chairman and Chief Executive Officer of FMC's 79-percent-owned FMC Gold Company from May 1989 to November 1991. Prior to joining FMC, Mr. Burt held management positions with Chemetron Corporation and Mobil Oil Corporation. He is a Director of Phelps-Dodge Corporation, and he serves on the Board of Trustees of the Manufacturers Alliance for Productivity and Innovation, and the Orchestral Association of Chicago, on the Boards of Directors of Chemical Manufacturers Association, the Rehabilitation Institute of Chicago, the Economic Club of Chicago and as a member of the Defense Policy Advisory Committee on Trade.

- --------------------------------------------------------------------------------

               Name: Jean A. Francois-Poncet
               Principal Occupation: Member of the French Senate
               Age: 65
               Director Since: 1982


Mr. Francois-Poncet was elected to the French Senate in September 1983. From 1978 to 1981, he served as the Minister of Foreign Affairs of France, and from 1976 to 1978 he was Secretary General to the French Presidency under Valery Giscard d'Estaing. Mr. Francois-Poncet entered the private sector from 1970 to 1975 as Chairman and Chief Executive Officer of Carnaud and Company, a major French producer of tinplate and containers. He began his public sector career in 1955, when he joined the French Ministry of Foreign Affairs. His assignments included European and African affairs and diplomatic appointments in the French embassies in Morocco and Iran. Mr. Francois-Poncet serves as a member of the Supervisory Board of Daimler-Benz, A.G.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

               Name: General Edward C. Meyer (Retired)
               Principal Occupation: Managing Partner, Cilluffo Associates,
                 L.P., a private investment group; and an International
                 Consultant
               Age: 65
               Director Since: 1983


General Meyer retired as Chief of Staff of the United States Army in 1983 and today is a managing partner of Cilluffo Associates and an international consultant. In other major assignments, he served as Senior Military Representative on the Military Staff of the United Nations in New York and as Deputy Chief of Staff of Operations and Plans for the U.S. Army in Washington, DC. He is a Director of ITT Corporation, Brown Group, Inc., Alcatel, N.V., GRC International, and FMC-Nurol Savunma Sanayii A.S., an FMC-Turkish joint venture. He is a Trustee of The MITRE Corporation and the George Marshall Foundation, and a member of the Board of Trustees of Scientists' Institute for Public Information, the Board of Overseers of the Hoover Institution and the Board of Advisors of the Center for Strategic and International Studies. He is President of the Army Emergency Relief Association.

- --------------------------------------------------------------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS. During 1993, the Company's Board of Directors held seven regular meetings, including an organization meeting held by written consent of all of the Directors as permitted by Delaware law. During 1993, all incumbent directors attended at least 75 percent of the total number of meetings of the Board and all committees on which they served.

COMMITTEES. The Board has five standing committees -- an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee. In 1986, the Board also appointed an ad hoc Special Litigation Committee.

The Audit Committee reviews the effectiveness of the independent public accountants and the internal auditors, including the scope of their audit activities, and ensures that no restrictions are placed on the scope or implementation of their audits; reviews the fees of the independent public accountants and any significant comments or problems identified as a result of their audits; reviews the nature of any changes in accounting policies or principles that have a material import; inquires into the effectiveness and adequacy of the Company's financial and accounting organization and internal controls; reviews officers' expense accounts; evaluates procedures for securing and confirming compliance with the Company's Business Conduct Guidelines; reviews potentially significant litigation; and reviews with management and the independent public accountants the financial statements and other material included in any registration statement or annual report on Form 10-K filed with the Securities and Exchange Commission. The Audit Committee, composed of Messrs. Boeschenstein (Chairman), Bridgewater, Reilly and Yeutter, met twice during 1993.

                                                                      LOGO

- --------------------------------------------------------------------------------

The objectives of the Compensation and Organization Committee, which comprises only outside directors, are to review and approve compensation policies and practices for top executives, establish the total compensation for the Chief Executive Officer, review major changes in the Company's employee benefit plans, monitor and review significant organization changes and management succession planning, and recommend to the Board of Directors candidates for officers of the Company. Messrs. Davies (Chairman), Boeschenstein, Bridgewater, Boyd and Meyer made up the Compensation and Organization Committee, which met twice in 1993.

The function of the Executive Committee is to act in place of the Board when the full Board is not in session. The members of that committee, which met three times in 1993, are Messrs. Malott (Chairman), Bridgewater, Burt, Davies and Meyer.

The Nominating and Board Procedures Committee is responsible for reviewing and recommending candidates for director, recommending Board meeting format, reviewing and approving director compensation policies and establishing director retirement policies. If a stockholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary, at the address appearing on the first page of this proxy statement, not less than 60 nor more than 90 days prior to an annual meeting of stockholders. All serious recommendations will be considered by the Committee. Messrs. Bridgewater (Chairman), Boeschenstein, Burt, Malott, Reilly and Thompson make up the Nominating and Board Procedures Committee, which met twice during 1993.

The duties of the Public Policy Committee are to review the Company's government and legislative programs and relations, determine the appropriateness of the Company's programs in such areas as affirmative action, environmental and product quality, and employee safety and health, assess the Company's efforts to improve local employee community involvement and review the activities of the Company's charitable foundation. The Public Policy Committee, whose members during 1993 were Messrs. Meyer (Chairman), Boyd, Brady, Francois-Poncet, Thompson and Yeutter, met twice during 1993.

The ad hoc Special Litigation Committee was originally formed by the Board in 1986 for oversight of the Company's litigation for insider trading and other misuse of confidential information in connection with the recapitalization of the Company in 1986. The Committee met three times during 1993. The Committee is composed of Messrs. Thompson (Chairman), Davies and Malott.

Remuneration. Directors who are not officers of the Company receive $25,000 per year, $800 for each Board meeting attended, $800 for each Committee meeting attended and reimbursement of reasonable expenses incident to their service. Each non-officer Chairman of a Board Committee receives an additional annual retainer of $2,500. From 1987-1993, $15,000 of the annual retainer paid to outside directors has been paid in cash and $10,000 has been paid in stock units credited to their accounts on the Company's books. Beginning in 1994, directors may elect, effective on six-months advance notice, to have all or any portion of the annual retainer, but not less than $10,000, paid in such stock units. The number of such units to be credited is determined as of May 1st of each year by dividing $10,000, or such greater amount as a Director may elect, by the then-current market price of the Company's

- --------------------------------------------------------------------------------
Common Stock. Upon retirement or other termination of a directorship, an outside director will be entitled to receive a number of shares of the Company's Common Stock equal to the number of stock units credited to his or her account. The director's account is unfunded, and no payment is due until the directorship terminates.

Outside directors who complete at least five years continuous service on the Board and who either remain on the Board until age 70 or are designated by the Nominating and Board Procedures Committee will receive annual cash retirement payments equal to the annual retainer in effect at the time the director retired. The retirement payments will continue for the number of years of active service as a director up to a maximum of 10 years. Officers of the Company receive no additional compensation for their service as directors. No other remuneration is paid to directors, and directors who are not employees of the Company do not participate in the Company's employee benefit plans.

The Company or its subsidiaries have done business in 1993 with certain organizations of which directors of the Company are or, since January 1, 1993, were officers or directors. In no case have the amounts involved been material in relation to the business of the Company or, to the knowledge and belief of management of the Company, to the business of the other organizations or to the individuals concerned. During 1993, the Company paid General Meyer and Mr. Malott $123,677 and $458,333 respectively, and reimbursed them or paid for expenses incurred in connection with consulting services they provided to the Company, including office space and office support services for Mr. Malott. Mr. Malott also receives certain benefits from the Company including tax and financial planning assistance, payment of dues and memberships, and use of Company provided transportation. The cost of such benefits paid in or attributable to 1993 was $129,805.

Other Matters. There is no family relationship between any of the directors or officers of the Company. Without admitting or denying the allegations, in 1989 Mr. Reilly consented to the issuance of an injunction by a United States District Court with respect to certain disclosure requirements arising out of the filing in 1987 of a Schedule 13D in connection with the Macmillan, Inc. ESOP, of which he was a trustee.

                                                                      LOGO

- --------------------------------------------------------------------------------

SECURITY OWNERSHIP OF THE COMPANY

Management. The following table shows, as of March 1, 1994, the number of shares of Common Stock of the Company beneficially owned by each director and nominee, the chief executive officer and the four other most highly compensated executive officers and of such persons and all other executive officers as a group. Except for Mr. Malott, who beneficially owns approximately 1.3 percent, no nominee, director or executive officer owns beneficially more than 1 percent of the outstanding Common Stock. As a group, the directors and officers own 3.8 percent of the Common Stock.

                                                    Beneficial Ownership on
                                                         March 1, 1994
                                                    -----------------------
                                                         Common Stock
      Name                                              of the Company
      ----                                          -----------------------
      William F. Beck..............................           91,103
      William W. Boeschenstein (2)(3)..............            5,739
      William B. Boyd (2)..........................            1,739
      Larry D. Brady (1)...........................           81,019
      Patricia A. Buffler..........................              --
      Robert N. Burt (1)...........................          125,167
      B.A. Bridgewater, Jr. (2)....................            2,839
      Paul L. Davies, Jr. (2)(4)...................           38,339
      Jean A. Francois-Poncet (2)..................            2,039
      Robert B. Hoffman............................           19,363
      William J. Kirby.............................           67,201
      Robert H. Malott (1)(2)(5)...................          485,250
      Edward C. Meyer (2)..........................            2,839
      William F. Reilly (2)........................           10,446
      James R. Thompson (2)........................              771
      Clayton Yeutter..............................              427
      All directors and executive officers as a
       group
       (32 persons) (1)(2).........................        1,403,209

- ------
(1) Shares "Beneficially owned" include (i) shares owned by the individual,
    (ii) shares held by the FMC Employees' Thrift and Stock Purchase Plan ("Thrift Plan") for the account of the individual and (iii) shares subject to options that are exercisable within 60 days. Items (ii) and (iii) in the aggregate are 86,861 shares for Mr. Burt, 71,019 shares for Mr. Brady, 266,276 shares for Mr. Malott, 72,636 shares for Mr. Beck, 18,348 shares for Mr. Hoffman and 48,086 shares for Mr. Kirby and 969,241 shares for all directors and executive officers as a group. These numbers do not include the undeterminable number of shares of Common Stock held in the Thrift Plan that may be voted by the Plan Trustee if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote (see page 12).

(2) Includes shares credited to individual accounts of non-employee directors under the FMC Deferred Stock Plan for Non-Employee Directors. (See "Remuneration," page 9). Each of the non-employee

- --------------------------------------------------------------------------------
  directors has been credited with a total of 1,839 shares except for Messrs. Boyd, 1,539 shares, Thompson, 671 shares, Malott and Reilly, 446 shares and Yeutter, 227 shares. Directors have no voting or dispositive power over these shares until distributed after the Director retires from the Board and, until such distribution, directors have only an unsecured claim against the Company.

(3) Includes 1,600 shares owned by Mr. Boeschenstein's wife and 300 by his son, as to which shares he disclaims any beneficial interest.

(4) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner; 4,500 shares held in trusts of which Mr. Davies is the trustee or a co-trustee and 7,000 shares owned by Mr. Davies' wife. Mr. Davies disclaims beneficial interest in 9,500 of these shares.

(5) Includes 31,492 shares owned by Mr. Malott's wife and 3,210 shares held in trust for his children; Mr. Malott disclaims any beneficial interest in such shares.

(6) Share interests shown above do not include ownership of common stock of FMC Gold Company in which FMC beneficially owns 58,606,700 shares, or 79.8% of the outstanding stock (Mr. Malott, 1,000 shares; Mr. Burt, 1,000 shares; Mr. Davies, 1,000 shares; Mr. Brady, 3,000 shares; and all directors and executive officers as a group, 9,000 shares).

Certain Other Beneficial Owners. The following table shows the name and address of each person known to the Company to own more than 5 percent of the Company's outstanding shares of Common Stock as of March 1, 1994:

                                                   Amount and Nature of
Name and Address of Beneficial Owner               Beneficial Ownership         % of Class
- ------------------------------------        ----------------------------------- ----------
FMC Employees' Thrift and Stock Purchase    8,484,961 shares held in trust for     23.4
 Plan                                       participants in the Thrift Plan (1)
 c/o FMC Corporation
 200 E. Randolph Drive
 Chicago, IL 60601
State of Wisconsin Investment Board         2,424,875 shares (2)                    6.7
 P.O. Box 7842
 Madison, WI 53707
College Retirement Equities Fund            2,090,867 shares (2)                    5.8
 730 Third Avenue
 New York, NY 10017

- ------
(1) These shares may be voted by the Thrift Plan trustee if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote. Such shares may be tendered or sold by the trustee in response to a tender or exchange offer only in accordance with the written instructions of the participants. The trustee has no authority in such circumstances to tender or sell shares as to which no instructions have been furnished.

(2) The number of shares of stock beneficially owned was determined by a review of Schedule 13Gs, as amended, as supplemented by Schedule 13Fs filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting and dispositive power as to all of the shares shown.

                                                                      LOGO

- --------------------------------------------------------------------------------

II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

KPMG Peat Marwick, which has served as independent auditors for the Company since 1928, has been recommended by the Audit Committee of the Board to act in that capacity in 1994.

A representative of KPMG Peat Marwick is expected to be present at the meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS FOR THE YEAR 1994.

III. EXECUTIVE COMPENSATION

The following tables, charts and narrative show all compensation that has been awarded or paid to or earned by the Chief Executive Officer (CEO) and each of the four most highly compensated executive officers other than the CEO during the years shown:

                          SU~MMARY COMPENSATION TABLE

                                      Annual       Long Term
                                   Compensation   Compensation
                                  --------------- ------------
                                                   Awards(1)
                                                   ---------
                                                   Securities
                                                   Underlying     All Other
    Name And Principal            Salary   Bonus  Options/SARs Compensation(2)
         Position            Year   ($)     ($)       (#)            ($)
            (A)              (B)    (C)     (D)       (E)            (F)
    ------------------       ---- ------   -----  ------------ ---------------
ROBERT N. BURT(3)            1993 562,500 313,875       --          44,121
Chairman of the Board        1992 508,333 391,518    55,000         30,193
and Chief Executive Officer  1991 351,000 268,952       --          17,947
LARRY D. BRADY(4)            1993 375,805 182,191       --          28,519
President                    1992 348,851 232,398    31,400         21,148
                             1991 279,605 193,640       --          15,135
WILLIAM F. BECK              1993 317,100 118,294       --         269,166
Vice President and           1992 302,500 156,026    22,100        228,195
Group Manager                1991 274,291 127,348       --          11,243
WILLIAM J. KIRBY             1993 286,350 143,805       --          22,044
Vice President--             1992 278,010 177,698    18,300         16,286
Administration               1991 259,822 183,447       --          14,324
ROBERT B. HOFFMAN            1993 279,676 125,351       --             570
Vice President               1992 271,530 173,557    16,600            --
                             1991 258,600 181,421       --             --

- --------------------------------------------------------------------------------
- ------
(1) Employees who were granted options in 1992 were also granted contingent performance awards which become payable, in cash, in 1996 only if (i) the Compensation and Organization Committee determines that the options then have little or no value, (ii) the employee has continued in the employment of the Company, and (iii) performance objectives established by the Committee are achieved (See Compensation Committee Report on pages 16 to
    18). The amounts of such contingent awards in 1992 were $1,020,000 for Mr. Burt, $583,000 for Mr. Brady, $410,500 for Mr. Beck, $339,500 for Mr. Kirby and $308,500 for Mr. Hoffman. Contingent awards have been made under the Plan since 1986, but the value of the options granted has been such that no contingent awards have been paid.

(2) Consists of annual Company matching contributions to Thrift [401 (k)] plans and, in the case of Mr. Beck, $246,973 in payments attributable to Mr. Beck's overseas assignment designed to equalize the cost of living and tax costs associated with such an assignment with those associated with a domestic assignment.

(3) Mr. Burt became Chairman of the Board and Chief Executive Officer on November 1, 1991.

(4) Mr. Brady became President on October 22, 1993, after serving as Executive Vice President since September 1989.

No options or stock appreciation rights were granted under the Company's Incentive Share Plan in 1993 to any of the officers named in the Summary Compensation Table.

Shown below is information with respect to options to purchase the Company's Common Stock exercised in 1993 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1993.

         AGGREGATED OPTION EXERCISES IN 1993 AND YEAR-END OPTION VALUES

                                                                  Value of
                                                                Unexercised
                                                                in-the-Money
                                       Number of Securities       Options
                                      Underlying Unexercised  at December 31,
                                         Options/SARs at            1993
                                      December 31, 1993 (#)        ($)(1)
           Shares Acquired   Value    ---------------------- ------------------
             on Exercise    Realized       Exercisable/         Exercisable/
  Name           (#)          ($)         Unexercisable        Unexercisable
   (A)           (B)          (C)              (D)                  (E)
  ----     --------------- ---------- ---------------------- ------------------
Robert N.
 Burt          71,054      $2,281,529     19,700/85,400      $  445,713/527,650
Larry D.
 Brady            --              --      38,620/57,200       1,048,540/436,350
William
 F. Beck       19,135         612,458     38,500/47,900       1,000,312/429,375
William
 J. Kirby      46,000       1,438,615     18,194/41,300         441,102/381,725
Robert B.
 Hoffman          --              --           0/35,900               0/321,250

- ------
(1) The closing price of the Company's Common Stock at December 31, 1993, was $47.125.

                                                                      LOGO

- --------------------------------------------------------------------------------

RETIREMENT PLANS

Under the Company's Pension Plan and its supplements, "covered remuneration" includes only the remuneration appearing in Columns (C) and (D) of the Summary Compensation Table on page 13. The following table shows the estimated annual retirement benefits under the Pension Plan for eligible salaried employees (including officers) payable to employees at various salary levels who retire in 1994 at age 65 (normal retirement age) for representative years of service. The amount shown will not be reduced by Social Security benefits or other offsets. Payment of benefits shown is contingent upon continuance of the present provisions of the Pension Plan until the employee retires.

                               PENSION PLAN TABLE

                            Estimated Annual Retirement Benefits
        Final                  for Years of Service Indicated
       Average      --------------------------------------------------------------
       Earnings     15 Years     20 Years     25 Years     30 Years     35 Years
       --------     --------     --------     --------     --------     --------
      $   50,000    $  9,427     $ 12,569     $ 15,711     $ 18,853     $ 21,995
         150,000      31,927       42,569       53,211       63,853       74,495
         250,000      54,427       72,569       90,711      108,853      126,995
         350,000      76,927      102,569      128,211      153,853      179,495
         450,000      99,427      132,569      165,711      198,853      231,995
         550,000     121,927      162,569      203,211      243,853      284,496
         650,000     144,427      192,569      240,711      288,853      336,996
         750,000     166,927      222,569      278,211      333,853      389,496
         900,000     200,677      267,569      334,461      401,353      468,247
       1,000,000     223,177      297,569      371,961      446,353      520,747

Final average earnings in the above table means the average of covered remuneration for the highest sixty consecutive calendar months out of the 120 calendar months immediately preceding retirement. Benefits applicable to a number of years of service or final average earnings different from those in the above table, or to a person who retires after 1994, are equal to the sum of
(A) 1 percent of allowable Social Security Covered Compensation ($24,312 for a participant retiring at age 65 in 1994) times years of credited service and (B)
1.5 percent of the difference between final average earnings and allowable Social Security Covered Compensation times years of credited service. ERISA limits the annual benefits that may be paid from a tax-qualified retirement plan. Accordingly, as permitted by ERISA, the Company has adopted supplemental arrangements to maintain total benefits upon retirement at the levels shown in the table. At March 1, 1994, Messrs. Burt, Brady, Beck, Kirby and Hoffman had, respectively 20, 16, 30, 32 and 11 years of credited service under the Plan.

- --------------------------------------------------------------------------------

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

In 1982, on the recommendation of the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan designed to serve the best interests of the Company and its stockholders. The purpose of this plan is (1) to ensure that the stockholders' interest is protected during negotiations relating to possible business combination transactions by placing executives responsible for negotiations in an objective, impartial position; and (2) to encourage key managers to remain with the Company to run the Company's businesses. All of the persons named in the Summary Compensation Table are participants in this plan and, upon termination of their employment due to a "change in control" of the Company within two years of that change in control, could be entitled to benefits from the Company including (i) a cash payment in an amount equal to, in the case of the Company's Chairman and its President, three times their respective annual compensation (including bonuses) or, in the case of other participating executives, up to two times annual compensation, (ii) acceleration of the vesting of Performance Awards and the exercise date of options held by them under the Incentive Plan, and (iii) continuation of their usual employee benefits for up to three years after termination.

The Executive Severance Plan defines "change in control" as a transaction that would be required to be reported in response to Item 5 (f) of Schedule 14A under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any person, entity or group is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. In addition, either the Company's Chairman or its President would be entitled to receive benefits under the Executive Severance Plan in the event he voluntarily terminates his employment with the Company within two years after a change in control resulting from (i) one or more persons owning from 20 percent to 50 percent of the outstanding voting shares of the Company, and the Board approves the payment of such benefits, or (ii) one or more persons owning more than 50 percent of such shares. The Executive Severance Plan provides that no payment may be made to any participant if such payment would be nondeductible by the Company under Section 280G of the Internal Revenue Code.

REPORT OF THE COMPENSATION COMMITTEE

FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

  . Incents and rewards executives for sound business management and improvement in shareholder value.

                                                                      LOGO

- --------------------------------------------------------------------------------

  . Balances its components so that annual financial and longer term strategic objectives are recognized.

  . Requires achievement of objectives within a "high performance" environment to be rewarded financially.

  . Attracts, motivates and retains executives necessary for the long-term success of FMC Corporation.

The program comprises three compensation components--base salary, variable incentive awards (annual bonus) and long-term incentive awards (stock options).

Base Salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. These large databases cover a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established that relate to similar positions in other companies of comparable size and complexity. Within these ranges, target performance levels are delineated to recognize different levels of performance ranging from a "learner" or "needs improvement" level to an "exceptional" level.

Starting placement in a salary range is a function of an employee's contribution (i.e., skills, experience and expertise, and anticipated job performance). Each year, performance is evaluated against mutually agreed-upon objectives and performance standards that may, in large part, be highly subjective; a performance rating is established; and a salary increase may be granted.

In 1993, R.N. Burt's salary range was increased to a level competitive with CEOs in comparable companies. A salary increase was granted, which placed him at slightly under 90 percent of his salary range midpoint. In determining Mr. Burt's salary increase, the Compensation Committee considered FMC's strong strategic performance, the successful negotiation of several acquisitions, conclusion of the joint venture with Harsco Corporation, strengthening of the Company's management team, including recent important management additions, and his sponsorship of change initiatives throughout FMC's businesses. Mr. Burt's 1993 performance focused primarily on FMC's longer-term strategic needs relating to globalization, portfolio strengthening, and management depth and diversity, while managing FMC through difficult short-term challenges of a worldwide recession and eroding chemical prices.

Variable Incentive Award (annual bonus). All executives participate in FMC's Management Incentive Plan. Achievement of high standards of business and individual performance are rewarded financially, and significant compensation is at risk for failing to meet those high standards. At the executive level, target incentives approximate one-half of base salary, while actual payments can range from zero to twice the target incentive, based on performance, and are calculated by comparing financial performance and individual strategic performance to objectives established for the year.

- --------------------------------------------------------------------------------

For 1993, business performance was weighted at 40 percent of the total, and it is evaluated against two targets--Operating Profit After Tax (70 percent) and Working Capital (30 percent). Strategic performance, weighted at 60 percent of the total, was measured against key strategic objectives. In 1993, Mr. Burt's annual bonus was based on those business performance targets and achievement of more subjective strategic objectives focusing on globalization, management depth and diversity, and portfolio strengthening. OPAT and Working Capital performance in 1993 was less than plan. Mr. Burt's strategic objectives were met as regional business opportunities emerged, companies were acquired, a major joint venture accomplished, and corporate restructuring was initiated.

Long-term Incentive Awards. This plan is designed to link closely the long-term reward of executives with increases in shareholder value. While giving broad discretion to the Committee to select appropriate types of awards, it has consisted of a combination of non-qualified stock options and a conditional dollar award payable only if (i) the stock option has little or no value at the end of a four-year performance period, (ii) performance targets are met, and
(iii) the Compensation Committee approves payment. The award vesting period is four years, with an option term of 15 years. To determine the number of options to be granted to an executive, the Committee first multiplies the midpoint of the salary range for an executive's salary grade by a percentage applicable to that grade (ranging from 50 percent to 100 percent) and divides that product by the then current market price for the Company's shares. The Committee then applies a multiple based on comparative data, individual contributions and potential and current business conditions. In recent years that multiple has ranged from one to three. In approving grants under the Plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of current option grants. Performance targets applicable to the conditional dollar award have been a combination of return on investment and growth in capital employed, weighted equally. The Committee believes that return on investment and growth in capital employed are the criteria most likely to be reflected in shareholder value. To date, no conditional dollar awards have been paid because of the gain in the stock option value. Awards to persons named in the Summary Compensation Table and other executive officers are generally made every two years; no awards were made in 1993 except for two newly elected officers.

The Committee will continue to review the $1 million cap on tax-deductible compensation, but believes that it is not now a significant issue for FMC.

Stock Retention Policy. The Company has established guidelines setting forth expectations for ownership of stock by officers and management. The guidelines for stock retention are based on a multiple of the employee's total compensation midpoint.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                       Paul L. Davies, Jr., Chairman
                       William W. Boeschenstein
                       William B. Boyd
                       B.A. Bridgewater, Jr.
                       Edward C. Meyer

                                                                      LOGO

- --------------------------------------------------------------------------------

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The following charts compare the yearly percentage change in the cumulative shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index for the five years commencing January 1, 1989 and ended December 31, 1993, and for the 10 years commencing January 1, 1984 and ended December 31, 1993.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         FMC, S&P 500 INDEX, & DOW JONES DIVERSIFIED INDUSTRIALS INDEX

                             [GRAPH APPEARS HERE]

   DECEMBER 31       1988         1989         1990         1991         1992         1993
- -------------------------------------------------------------------------------------------
   FMC              100.00       110.16        99.61       149.61       154.69       147.27
- -------------------------------------------------------------------------------------------
   S&P 500          100.00       131.69       127.60       166.47       179.15       197.21
- -------------------------------------------------------------------------------------------
   DIV INDS         100.00       125.69       116.83       144.66       168.33       205.69

- --------------------------------------------------------------------------------

                 COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN
         FMC, S&P 500 INDEX, & DOW JONES DIVERSIFIED INDUSTRIALS INDEX

                             [GRAPH APPEARS HERE]


DECEMBER 31   1983   1984   1985   1986   1987   1988   1989   1990   1991   1992   1993
- -----------------------------------------------------------------------------------------
FMC          100.00 126.78 152.32 341.37 447.43 424.23 467.32 422.58 634.69 656.23 624.75
- -----------------------------------------------------------------------------------------
S&P
 500         100.00 106.22 139.83 165.86 174.45 203.43 267.88 259.56 338.65 364.45 401.18
- -----------------------------------------------------------------------------------------
DIV
 INDS        100.00 102.22 135.39 157.34 176.10 201.37 253.11 235.25 291.30 338.98 414.20


IV. VOTE REQUIRED

Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors by the holders of the Company's Common Stock entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item II of this Proxy Statement.

                                                                      LOGO

- --------------------------------------------------------------------------------

Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "FOR," "AGAINST" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of items II and III, and the total number of votes cast "FOR" either of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting and broker non-votes on a matter have the same legal effect as a vote "against" the matter.

V. COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the Pacific Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file although the Company has undertaken the preparation and filing of such reports on behalf of its officers and directors.

Based solely on the Company's review of the copies of the forms it has filed and copies of such forms it has received, the Company believes that all its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1993 except with respect to one Form 4 report filed approximately one week late by the independent trustee of the Company's 401(k) plan.

VI. PROPOSALS FOR 1995 ANNUAL MEETING

Stockholder proposals for the 1995 Annual Meeting must be received at the principal executive offices of the Company, 200 East Randolph Drive, Chicago, Illinois 60601, not later than November 10, 1994, for inclusion in the 1995 proxy statement and form of proxy. Under the Company's by-laws, for a proposal not included in the proxy statement to be properly brought before an annual meeting by a stockholder, the stockholder must give notice thereof to the Secretary of the Company not less than 60 or more than 90 days prior to the meeting setting forth (i) a description of the business, (ii) the stockholder's name and address, (iii) the class and number of shares owned beneficially by the stockholder, and (iv) any material interest of the stockholder in such business.

VII. OTHER MATTERS

The Board does not know of any other business which, if presented, would be proper for a stockholder meeting and which may be presented for consideration at the meeting. If any business not described herein should come before the meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

                                  Robert L. Day
                                  Secretary

   LOGO                                                               LOGO

- --------------------------------------------------------------------------------


                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 1994
                              AND PROXY STATEMENT

                                FMC CORPORATION

                             GRAPHICS APPENDIX LIST


    PHOTOS OF THE DIRECTORS AND NOMINEES FOR DIRECTORS APPEAR TO THE LEFT OF EACH RESPECTIVE NAME ON PAGES 12, 13 AND 14.

    THE GRAPHS ON PAGES 19 AND 20 REPRESENT THE COMPARISONS OF THE FIVE AND TEN YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN FOR FMC, S&P 500 INDEX AND DOW JONES DIVERSIFIED INDUSTRIALS INDEX.

PROXY                        FMC CORPORATION LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert N. Burt, Arthur D. Lyons and Robert L. Day, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 15, 1994, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

- -------------------------------------------------------------------------------

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS II FOR A TERM EXPIRING IN 1997 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: L.D. Brady, P.A. Buffler,       FOR   WITHHOLD   FOR ALL
   R. H. Malott and C. Yeutter.              [ ]      [ ]       [ ]

(Except Nominee(s) written below)

      _________________________________________________________________________

2. Ratification of the Appointment of        FOR    AGAINST   ABSTAIN
   Independent Auditors                      [ ]      [ ]       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                         ---


                   LABEL


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       Dated: ___________________________, 1994

Signature(s): _________________________________________________________________

_______________________________________________________________________________
Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- -------------------------------------------------------------------------------

PROXY                           FMC CORPORATION
                                        LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the Stock Fund of the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement at the annual meeting of stockholders of FMC Corporation to be held on April 15, 1994, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

- -------------------------------------------------------------------------------

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS II FOR A TERM EXPIRING IN 1994 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: L.D. Brady, P.A. Buffler,       FOR   WITHHOLD   FOR ALL
   R. H. Malott and C. Yeutter.              [ ]      [ ]       [ ]

(Except Nominee(s) written below)

      _________________________________________________________________________

2. Ratification of the Appointment of        FOR    AGAINST   ABSTAIN
   Independent Auditors                      [ ]      [ ]       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                         ---


                   LABEL


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       Dated: ___________________________, 1994

Signature: ____________________________________________________________________
                      Please sign exactly as name appears at left.

- -------------------------------------------------------------------------------

PROXY                           FMC CORPORATION
                                          LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the ESOP Stock Fund and/or the Stock Fund of the FMC Employees' Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 15, 1994, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 13, 1994, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1 AND 2.

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  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS II FOR A TERM EXPIRING IN 1994 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: L.D. Brady, P.A. Buffler,       FOR   WITHHOLD   FOR ALL
   R. H. Malott and C. Yeutter.              [ ]      [ ]       [ ]

(Except Nominee(s) written below)

      _________________________________________________________________________

2. Ratification of the Appointment of        FOR    AGAINST   ABSTAIN
   Independent Auditors                      [ ]      [ ]       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                         ---


                   LABEL



                                       Dated: ___________________________, 1994

Signature: ____________________________________________________________________
                      Please sign exactly as name appears at left.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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